EXHIBIT 99.3

RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 30th day of May, 2002, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("Thornburg" or the "Seller"), COUNTRYWIDE HOME LOANS, INC., as servicer (the "Servicer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and acknowledged by DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee"), recites and provides as follows:

RECITALS

          WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the "Mortgage Loans") to Structured Asset Mortgage Investments, Inc., a Delaware special purpose corporation ("SAMI"), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Thornburg Mortgage Securities Trust 2002-2 (the "Trust"), under a trust, pooling and servicing agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among the Trustee, the Master Servicer, SAMI, as seller (referred to herein as the "Depositor"), Deutsche Bank National Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator and Thornburg.

          WHEREAS, the Mortgage Loans were purchased by the Seller and are currently being serviced by the Servicer pursuant to a Mortgage Loan Purchase and Servicing Agreement between the Seller and the Servicer, as seller, dated April 25, 2002 (the "Purchase and Servicing Agreement"), a copy of which is attached as Exhibit B hereto;

          WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, but subject to the other conditions set forth herein;

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

          WHEREAS, the Seller and the Servicer desire that the provisions of the Purchase and Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "Reconstitution Agreement" as defined under the Purchase and Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Purchase and Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

          2. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and 5.01 of the Purchase and Servicing Agreement, the remittance on June 18, 2002 to the Trust is to include principal due after May 1, 2002 (the "Trust Cut-off Date") plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

          3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Purchase and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Purchase and Servicing Agreement to enforce the obligations of the Servicer under the Purchase and Servicing Agreement and the term "Purchaser" as used in the Purchase and Servicing Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement or upon an Event of Default, as provided in Section 7.01 of the Purchase and Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Purchase and Servicing Agreement; and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

          5. Representations. The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto. Notwithstanding anything to the contrary, the representations set forth in Section 3.02 of the Purchase and Servicing Agreement shall remain in full force and effect. Further, the representations made in Section 3.01 of the Purchase and Servicing Agreement shall be deemed to be made as of the date of this Agreement.

          6. Notices. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank Minnesota,
  National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Master Servicing Department, Thornburg 2002-2
Telephone: (410) 884-2000
Telecopier: (410) 715-2380

          All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank Minnesota, National Association Minneapolis, Minnesota ABA# 091-000-019 Account Name: SAS Clearing Account No. 3970771416 For further credit to: Collection Account No. 12574300

          All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, California 92705-4934 Attention: Thornburg 2002-2 Telephone: (714) 247-6000 Facsimile: (714) 246-6285

          All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc. 150 Washington Avenue, Suite 302 Santa Fe, New Mexico 87501 Attention: Deborah Burns (Thornburg 2002-2) Telephone: (505) 954-5315 Facsimile: (505) 989-8156

          All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Countrywide Home Loans, Inc. 4500 Park Granada Calabasas, California 91302 Attention: Mr. Michael W. Schloessmann, Vice President with copy to: General Counsel at same address

          7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

          8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          9. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the Purchase and Servicing Agreement.

         10. REMIC Status. The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

           Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS,
INC.,
as Seller

By:  /s/ Deborah J. Burns
       Deborah J. Burns
       Vice President

COUNTRYWIDE HOME LOANS, INC.,
as Servicer

By:  /s/ Michael W. Schloessmann
       Michael W. Schloessmann
       Vice President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Peter J. Masterman
       Name: Peter J. Masterman
Title: Vice President

Acknowledged By:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2

By:  /s/ Ronaldo Reyes
       Name: Ronaldo Reyes
       Title: Associate

EXHIBIT A

Modifications to the Purchase and Servicing Agreement

          1. Unless otherwise specified herein, any provisions of the Purchase and Servicing Agreement, including definitions relating to (i) Agency Transfers, Pass-Through Transfers, Whole Loan Transfers and reconstitutions and (ii) Closing Dates, shall be disregarded for the purposes of this Agreement. Further, the following provisions of the Purchase and Servicing Agreement shall be inapplicable to this Agreement: Section 3.05 (Representations and Warranties Respecting the Purchaser), Section 3.06 (Indemnification by the Purchaser), Section 3.07 (Early Payment Default), Section 4.19 (Designation of a Master Servicer), Section 8.02 (Sale Treatment) and Section 8.07 (Assignment of Mortgage Loans by the Purchaser).

          2. The definition of "Business Day" in Article 1 is hereby amended as follows:

Business Day: Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota or Texas are authorized or obligated by law or executive order to be closed.

          3. The definition of "Escrow Account" in Article 1 is hereby amended as follows:

Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "Countrywide Home Loans, Inc., as Servicer, in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2.

          4. The definition of "Qualified Substitute Mortgage Loan" in Section 1 is hereby amended by the addition of the following language at the end of the first sentence thereof:

and (vi) qualify as a Substitute Mortgage Loan under the Pooling and Servicing Agreement.

          5. Article III (Representations and Warranties; Remedies For Breach) is hereby amended to change the reference to the word "Purchaser" to the phrase "the Trustee and the Trust" in each instance.

          6. Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended by replacing the phrase "in trust for Thornburg Mortgage Home Loans, Inc." in the first paragraph with the phrase " in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

          7. Section 4.05 (Permitted Withdrawals From the Custodial Account) is hereby amended by deleting clause (b) and replacing it with the following:

(b) to reimburse itself for each unreimbursed Monthly Advance provided, that with respect to any Mortgage Loan, Countrywide’s right to reimbursement shall be limited to the funds collected by Countrywide from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds and Condemnation Proceeds, and with respect to REO Property, funds received as rental or similar income. Countrywide’s right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that Countrywide determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds with respect to such Mortgage Loan, Countrywide may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that Countrywide’s right thereto shall be prior to the rights of the Trust;

          8. Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended by deleting the language "in trust for Thornburg Mortgage Home Loans, Inc. and/or various mortgagors" in the first paragraph and replacing it with the phrase "in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

          9. Section 4.08 (Transfer of Accounts) is hereby amended by (i) replacing the word "Purchaser" in the fourth line thereto with the phrase "the Master Servicer and the Trustee" and (ii) replacing the word "Purchaser" in the fifth line thereto with the phrase "the Master Servicer or the Trustee."

          10. Section 4.09 (Payment of Taxes, Insurance and Other Charges; Maintenance of PMI Policies; Collections Thereunder) is hereby amended by replacing the word "Purchaser" in the last line of the second paragraph with the phrase "Trustee and the Trust."

          11. Section 4.11 (Maintenance of Mortgage Impairment Insurance) is hereby amended by replacing the word "Purchaser" in the third sentence with the phrase "Trustee on behalf of the Trust."

          12. Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by:

(i) deleting subsection (a) and replacing it with the following:

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

(ii) adding the following paragraph as the second paragraph of subsection (a):

Notwithstanding anything to the contrary contained in this Section 4.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event Countrywide has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by Countrywide. Upon completion of the inspection, Countrywide shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, Countrywide shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, Countrywide shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. Countrywide shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

(iii) by replacing the second use of the word "Purchaser" in the last sentence of subsection (b) with the word "Trust."

(iv) by replacing the first paragraph of subsection (c) with the following:

Countrywide shall use its reasonable efforts to dispose of each REO Property as soon as possible and shall sell each REO Property in any event within three (3) years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) Countrywide determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, Countrywide shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

(v) replacing the word "Purchaser" in the first sentence of the second paragraph of subsection (c) with the phrase "Trust and the Certificateholders" in each instance.

          13. Section 4.14 (Notification of Adjustments) is hereby amended by replacing the word "Purchaser" in the last sentence with the phrase "Trust and the Certificateholders."

          14. Section 4.16 (Assumption Agreements) is hereby amended by replacing the word "Purchaser" in the second paragraph in each instance with the word "Trustee."

          15. Section 4.17 (Satisfaction of Mortgages and Release of Collateral Files) is hereby amended by (i) replacing the word "Purchaser" in the first sentence of the first paragraph with the phrase "Master Servicer and Trustee," (ii) replacing the word "Purchaser" in the second and third sentences of the first paragraph with the word "Trustee," (iii) replacing the first use of the word "Purchaser" in the fourth sentence of the first paragraph with the word "Trustee," (iv) adding the words "the Master Servicer, the Trustee or the Trust" at the end of the last sentence of the first paragraph, (v) replacing the first use of the word "Purchaser" in the first sentence of the second paragraph with the word "Trustee," (vi) in the first and second sentence of the third paragraph, replacing the references to "Purchaser" and "Purchaser’s" with the word "Trustee" and "Trustee’s", as applicable, (vii) in the third sentence of the third paragraph, replacing the first and second reference to the word "Purchaser" with the word "Trustee," (viii) replacing the third reference to the word "Purchaser" in the third paragraph with the word "Trust," and (ix) replacing the word "Purchaser" in the last sentence of the third paragraph with the word "Trust."

Therefore, the third paragraph of Section 4.17 shall read as follows:

From time to time and as appropriate for the servicing or foreclosure of a Mortgage Loan, including for the purpose of collection under any PMI Policy, the Trustee shall, within five (5) Business Days of Countrywide’s request and delivery to the Trustee, or the Trustee’s designee, of a servicing receipt signed by a Servicing Officer, release or cause to be released to Countrywide the portion of the Collateral File held by the Trustee or its designee. Pursuant to the servicing receipt, Countrywide shall be obligated to return to the Trustee the related Collateral File when Countrywide no longer needs such file, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Collateral File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event that the Trustee fails to release or cause to be released to Countrywide the portion of the Collateral File held by the Trustee or its designee within five (5) Business Days of Countrywide’s request therefor, the Trust shall be liable to Countrywide for any additional expenses or costs, including, but not limited to, outsourcing fees and penalties, incurred by Countrywide relating from such failure. Upon receipt of notice from Countrywide stating that such Mortgage Loan was liquidated, the Trust shall release Countrywide from its obligations under the related servicing receipt.

          16. Section 5.02 (Periodic Reports to the Purchaser) is hereby amended by replacing the word "Purchaser" in the last two sentences of subsection (b) with the word "Trustee."

          17. Section 5.06 (Purchaser’s Access to Countrywide’s Records) is hereby amended by replacing the word "Purchaser" in the last sentence with the word "Trust."

          18. Section 6.01 (Additional Indemnification by Countrywide) is hereby amended by (i) replacing the first use of the word "Purchaser" in the second sentence with the word "Trust", (ii) replacing the word "Purchaser" with the phrase "the Master Servicer, the Trustee or the Trust" in all other instances, and (iii) adding the phrase "or under the Pooling and Servicing Agreement" at the end of the last sentence.

          19. Section 6.02 (Third Party Claims) is hereby amended by (i) replacing the words "and the Purchaser" in the first line thereof with the phrase "Master Servicer, the Trustee, or the Trust," (ii) replacing the words "the other" in the second line thereof with the phrase "the others" in writing or by electronic means," (iii) deleting the language "Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld," from the second sentence, (iv) replacing the word "Purchaser" at the end of the second sentence with the phrase "Master Servicer, the Trustee or the Trust," (v) replacing the first use of the word "Purchaser" in the last sentence with the word "Trust" and (vi) deleting the phrase "Purchaser pursuant to Section 3.03 or 6.01 hereof and replacing it with the phrase "Trustee or the Trust pursuant to Section 3.03 hereof, or the Master Servicer, the Trustee or the Trust pursuant to Section 6.01 hereof."

          20. Section 6.03 (Merger or Consolidation of Countrywide) is hereby amended by replacing the word "Purchaser" with the phrase "Master Servicer and the Trustee" in each instance.

          21. Section 6.04 (Limitation on Liability of Countrywide and Others) is hereby amended by (i) replacing the word "Purchaser" in the first sentence thereof with the phrase "the Master Servicer, the Trustee or the Trust," (ii) deleting the third sentence, (iii) replacing the word "Purchaser" in the fourth and fifth sentences with the word "Trustee" in each instance, (iv) deleting the phrase "as permitted herein" in the fourth sentence, (v) replacing the word "Purchaser" in the sixth sentence, in each instance, with the phrase "Master Servicer and Trustee," and (vi) replacing both uses of the word "Purchaser" in the last sentence thereof to the words "the Trust."

          22. Section 6.05 (No Transfer of Servicing) is hereby amended by replacing the word "Purchaser" with the phrase the "Master Servicer and the Trustee" in each instance.

          23. Section 7.01(a) (Events of Default) is hereby amended by (i) replacing the word "Purchaser" in the second, third and seventh lines of the paragraph following subsection (vi) with the phrase the "Master Servicer or the Trustee" in each instance and (ii) replacing the word "Purchaser" in the twelfth line of the paragraph following subsection (vi) with the phrase the "Master Servicer and the Trustee."

          24. Section 7.01(b) (Waiver of Event of Default) is hereby amended by replacing the word "Purchaser" in the first line with the phrase the "Master Servicer with the prior written consent of the Trustee."

          25. Section 7.02 (Termination by Other Means) is hereby amended by replacing the word "Purchaser" in clause (b) with the phrase "Trustee, provided such termination is also acceptable to the Master Servicer."

          26. Section 8.11 (Successors and Assigns) is hereby amended by replacing the word "Purchaser" in the first sentence to the phrase "Master Servicer and Trustee" in each instance.

          27. New Section 8.16 (Intended Third Party Beneficiaries) is added to the Purchase and Servicing Agreement to read as follows:

Section 8.16. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. Countrywide shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. Countrywide shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

          28. Article IX (Agency Transfer; Whole Loan Transfer; Pass-Through Transfer) is hereby deleted in its entirety.

EXHIBIT B

Purchase and Servicing Agreement

SCHEDULE I

Mortgage Loan Schedule